LORD ABBETT INVESTMENT TRUST
Lord Abbett Floating Rate Fund

Supplement dated August 10, 2012
to the Statement of Additional Information dated April 1, 2012

1.

The following paragraph will replace the fourth paragraph in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 5-4 of the Statement of Additional Information (the “SAI”):

Christopher J. Towle and Jeffrey D. Lapin head Floating Rate Fund’s team and are jointly and primarily responsible for the day-to-day management of the Fund.

2.

The following rows will replace the rows of the table on page 5-5 with respect to other accounts managed by each portfolio manager of Floating Rate Fund in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” beginning on page 5-4 of the SAI:

Other Accounts Managed (# and Total Net Assets+)

Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Floating Rate Fund	Christopher J. Towle	7/ $14,205	4/ $5,242	2,487/ $2,125
	Jeffrey D. Lapin*	0/ $0	1/ $388	0/ $0

+	Total net assets are in millions.
*	The amounts shown are as of July 31, 2012.

3.

The following will replace the rows of the table with respect to the portfolio holdings of each portfolio manager of Floating Rate Fund in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers” on page 5-7 of the SAI:

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000

Floating Rate Fund	Christopher J. Towle					X
	Jeffrey D. Lapin*		X

*	The amount shown is as of August 6, 2012.

Please retain this document for your future reference.